                                                                    EXHIBIT 10.2

                                     WAIVER


         This Waiver dated as of May 10, 2002 ("Waiver") is among Comfort Systems USA, Inc., a Delaware corporation (the "Company"), the Subsidiaries of the Company listed on the signature pages hereto as Guarantors, the banks and other financial institutions listed on the signature pages attached hereto (the "Banks"), BANK ONE, N.A., individually as a Bank ("BOT") and as Administrative Agent for the other Banks (in such capacity, the "Administrative Agent"), BANKERS TRUST COMPANY, individually as a Bank and as Syndication Agent for the other Banks, BANK OF AMERICA, N.A., individually as a Bank and as Documentation Agent for the other Banks, CREDIT LYONNAIS NEW YORK BRANCH, individually as a Bank and as Co-agent, NATIONAL CITY BANK, individually as a Bank and as Co-Agent, and THE BANK OF NOVA SCOTIA, individually as a Bank and as Co-Agent. Capitalized terms not defined herein shall have the meaning assigned to such terms in the Credit Agreement.

                                  INTRODUCTION

         A. The Company, the Guarantors, the Administrative Agent, the Co-Agents and the Banks are parties to that certain Fourth Amended and Restated Credit Agreement dated as of March 22, 2001 as amended by that certain First Amendment thereto dated as of February 8, 2002 (the "Credit Agreement").

         B. Section 8.15 of the Credit Agreement requires the Company's EBITDA for the fiscal quarter ending March 31, 2002 to equal or exceed the amount of $3,332,850.00. The Company has informed the Administrative Agent, Co-Agents and the Banks that its EBITDA for such fiscal quarter will not equal or exceed such amount; accordingly, there has occurred an Event of Default under Section 8.15 of the Credit Agreement.

         C. The Company has requested a one time waiver of the Event of Default described in paragraph B above.

         D. The Administrative Agent, Co-Agents and the Banks are agreeable to such requests upon the terms and conditions herein stated.

         THEREFORE, the Company, the Guarantors, the Administrative Agent, the Co-Agents and the Banks hereby agree as follows:

     1. The Banks hereby waive the Event of Default arising under Section 8.15 of the Credit Agreement solely by virtue of the Company's failure to achieve EBITDA for the fiscal quarter ending March 31, 2002 of at least $3,332,850.00.

     2. This Waiver shall be effective as of March 31, 2002 when the Administrative Agent shall have received duly executed counterparts hereof signed by the Company, the Guarantor and the Majority Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

     3. This Waiver is limited solely to the purposes and to the extent provided herein and shall have no applicability to any obligation of the Company except those described in Section 8.15 of the Credit Agreement which relate solely to the fiscal quarter ending March 31, 2002. This Waiver shall not be construed to be a waiver, except as specifically provided in paragraph 1 of this Waiver, (i) of any term, condition or provision of the Credit Agreement or (ii) of any Event of Default or Default that has or may have occurred or occurs other than as specified in paragraph 1. Except as specifically provided herein, the Credit Agreement will continue in full force and effect.

     4. This Waiver (i) shall be binding on the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns, (ii) may not be amended, terminated or otherwise modified except by written consent of each party hereof,
(iii) may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and (iv) constitutes the entire agreement among the parties hereto with respect to the matters addressed herein.

     5. Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE LAWS OF THE UNITED STATES OF AMERICA AND ANY RULES, REGULATIONS OR ORDERS ISSUED OR PROMULGATED THEREUNDER APPLICABLE TO THE AFFAIRS AND TRANSACTIONS OF THE BANKS OTHERWISE PREEMPT TEXAS LAW, IN WHICH EVENT SUCH FEDERAL LAW SHALL CONTROL.

     6. Final Agreement of the Parties. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED HEREBY AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED effective as of May 10, 2002.

                                          COMPANY:

                                          COMFORT SYSTEMS USA, INC.



                                          By: /s/ William George
                                             -----------------------------------
                                                  William George
                                                  Senior Vice President


         By their execution of this Waiver below, the Guarantors acknowledge and agree that their respective Guaranteed Obligations under the Credit Agreement remain in full force and effect, unchanged by this Waiver.

                                GUARANTORS:

                                ACI MECHANICAL, INC.
                                ACCU-TEMP GP, INC.
                                ACCU-TEMP LP, INC.
                                ACCU-TEMP, LLC, by Accu-Temp LP, Inc.,
                                managing member
                                AIR SOLUTIONS USA, INC.
                                ARC COMFORT SYSTEMS USA, INC.
                                (fka American Refrigeration Contractors, Inc.) BATCHELOR'S MECHANICAL CONTRACTORS, INC.
                                BCM CONTROLS CORPORATION
                                CARSON BROTHERS, INC.
                                CEL, INC. (Casey Electric)
                                CENTRAL MECHANICAL, INC.
                                COMFORT SYSTEMS USA G.P., INC.
                                COMFORT SYSTEMS USA (ARKANSAS), INC.
                                (fka River City Mechanical, Incorporated)
                                COMFORT SYSTEMS USA (BRISTOL), INC.
                                (fka Fred Hayes Mechanical Contractors, Inc.) COMFORT SYSTEMS USA (CLEVELAND), INC.
                                (fka Tech Heating and Air Conditioning, Inc.) COMFORT SYSTEMS USA (HARTFORD), INC.
                                (fka The Harvey Robbin Company)
                                COMFORT SYSTEMS USA (INTERMOUNTAIN), INC.
                                (fka Contract Service, Inc.)
                                COMFORT SYSTEMS USA (OREGON), INC.
                                (fka A.C.I. Mechanical USA, Inc.)
                                COMFORT SYSTEMS USA (PHILADELPHIA), INC.
                                (fka Lower Bucks Cooling and
                                Heating Corporation)
                                COMFORT SYSTEMS USA (SOUTH BOSTON), INC.
                                (fka Climate Control, Inc.)
                                COMFORT SYSTEMS USA (SYRACUSE), INC.
                                (fka Armani Plumbing & Mechanical, Inc.)
                                COMFORT SYSTEMS USA (TEXAS), L.P., by
                                Comfort Systems USA G.P., Inc.,
                                sole general partner
                                COMFORT SYSTEMS USA (TWIN CITIES), INC.
                                (fka EDS, Inc.)
                                COMFORT SYSTEMS USA (WESTERN MICHIGAN), Inc.
                                (restructure River City Mechanical,
                                Inc. and H&H Plumbing & Heating, Inc.)

                                DESIGN MECHANICAL INCORPORATED
                                EASTERN HEATING & COOLING, INC.
                                EASTERN REFRIGERATION CO., INC.
                                ESS ENGINEERING, INC.
                                GULFSIDE MECHANICAL, INC.
                                H & M MECHANICAL, INC.
                                HELM CORPORATION
                                HELM CORPORATION SAN DIEGO
                                HESS MECHANICAL CORPORATION
                                INDUSTRIAL COOLING INC.
                                J & J MECHANICAL, INC.
                                JAMES AIR CONDITIONING ENTERPRISE INC.
                                MARTIN HEATING, INC.
                                MECHANICAL SERVICE GROUP, INC. (Page)
                                MJ MECHANICAL SERVICES, INC.
                                NEEL MECHANICAL CONTRACTORS, INC.
                                NORTH AMERICAN MECHANICAL, INC.
                                OK SHEET METAL AND AIR CONDITIONING, INC.
                                PLANT SERVICES INCORPORATED
                                QUALITY AIR HEATING & COOLING, INC.
                                ROSS & ASSOCIATES, INC.
                                S&K AIR CONDITIONING CO., INC.
                                S.I. GOLDMAN COMPANY, INC.
                                S.M. LAWRENCE COMPANY, INC.
                                SA ASSOCIATES, INC. (formerly
                                Salmon & Alder, Inc.)
                                SALMON & ALDER, LLC, by
                                SA Associates, Inc., sole member
                                SEASONAIR, INC.
                                SOUTHERN BLUEGRASS MECHANICAL, INC.
                                STANDARD HEATING & AIR CONDITIONING COMPANY
                                SUPERIOR MECHANICAL SYSTEMS
                                TARGET CONSTRUCTION, INC.
                                TEMP-RIGHT SERVICE, INC.
                                THE CAPITAL REFRIGERATION COMPANY
                                TRI-CITY MECHANICAL, INC.
                                TROOST SERVICE CO.
                                WEATHER ENGINEERING, INC.
                                WESTERN BUILDING SERVICES, INC.

                                By: /s/ William George
                                   --------------------------
                                     William George
                                     Vice President

                                ATLAS-ACCURATE HOLDINGS, L.L.C.
                                ATLAS-ACCURATE HOLDINGS, L.L.C., as
                                the  sole general partner of
                                Accurate Air Systems, L.P.
                                (restructure of Accurate Air Systems, Inc.)
                                Atlas Air Conditioning Company, L.P.
                                (restructure of Atlas Air Conditioning Company and Atlas Comfort Services USA, Inc.) Mechanical Technical, L.P.
                                United Environmental Services, L.P.
                                (restructure of United Environmental
                                Services, Inc./UES Conversion Corporation)



                                By:  COMFORT SYSTEMS USA, INC.,
                                          sole member



                                By: /s/ William George
                                   --------------------------
                                     William George
                                     Vice President

                                        ADMINISTRATIVE AGENT/BANK:


                                        BANK ONE, NA,
                                        as Administrative Agent and Individually as a Bank


                                        By: /s/ John A. Horst
                                           ----------------------------
                                        Name:  John Horst
                                        Title: Director

                                        SYNDICATION AGENT/BANK:

                                        BANKERS TRUST COMPANY,
                                        as Syndication Agent and Individually
                                        as a Bank


                                        By: /s/ Alexander Bici
                                           -----------------------------
                                        Name:  Alexander Bici
                                        Title: Vice President

                                        DOCUMENTATION AGENT/BANK:

                                        BANK OF AMERICA, N.A. (formerly known
                                        as NationsBank, N.A.), as Documentation
                                        Agent and Individually, as a Bank


                                        By: /s/ Michael W. Colon
                                           -----------------------------
                                        Name:  Michael W. Colon
                                        Title: Principal

                                        CO-AGENT/BANK:

                                        CREDIT LYONNAIS NEW YORK BRANCH,
                                        as Co-Agent and Individually as a Bank


                                        By: /s/ Attila Koc
                                        Name:  Attila Koc
                                           -----------------------------
                                        Title: Senior Vice President

                                        CO-AGENT/BANK:

                                        NATIONAL CITY BANK,
                                        as Co-Agent and Individually, as a Bank


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        CO-AGENT/BANK:

                                        THE BANK OF NOVA SCOTIA,
                                        as Co-Agent and Individually, as a Bank



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        BANK:

                                        UNION BANK OF CALIFORNIA, N.A.



                                        By: /s/ J. Scott Jessup
                                           -----------------------------
                                        Name:  J. Scott Jessup
                                        Title: Vice President

                                        BANK:

                                        COMERICA BANK



                                        By: /s/ William S. Rogers
                                           -----------------------------
                                        Name:  William S. Rogers
                                        Title: Vice President

                                        BANK:

                                        BANK POLSKA, KASA OPIEKI S.A., PEKOA
                                        S.A. GROUP, New York Branch


                                        By: /s/ Barry W. Henry
                                           -----------------------------
                                        Name:  Barry W. Henry
                                        Title: Vice President

                                        BANK:

                                        FIRSTAR BANK, NATIONAL ASSOCIATION



                                        By: /s/ William J. Hronek
                                           -----------------------------
                                        Name:  William J. Hronek
                                        Title: Senior Vice President

                                        BANK:

                                        LASALLE BANK NATIONAL ASSOCIATION



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        BANK:

                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------